UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material under § 240.14a-12

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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REHOUSE SPORTSMAN’S WAREHOUSE 2023 Annual Meeting Of Stockho

Your vote counts! Sportsman’s warehouse holdings, inc. 2025 annual meeting may 28, 2025 8:00 am mountain time www.virtualshareholdermeeting.com/spwh2025 sportsman's warehouse holdings, inc. 1475 west 9000 south suite a west jordan, ut 84088 72146-p31051 you invested in sportsman’s warehouse holdings, inc. And it’s time to vote! You have the right to vote on proposals being presented at the annual meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on may 28, 2025. Get informed before you vote view the annual report and notice and proxy statement online or you can receive a free paper or email copy of the material(s) by requesting prior to may 14, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com control # smartphone users point your camera here and vote without entering a control number vote virtually at the meeting* www.virtualshareholdermeeting.com/spwh2025 vote before the meeting at www.proxyvote.com by may 27, 2025 11:59 pm et *please check the meeting materials for any special requirements for meeting attendance.

Vote at www.proxyvote.com this is not a votable ballot this is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board voting items recommends 1. Election of directors nominees: 1a. Steven r. Becker 1b. Martha bejar 1c. Richard mcbee 1d. Steven w. Sansom 2. Approve, on an advisory basis, the compensation of the company's named executive officers, as disclosed in the proxy statement. 3. Ratify the appointment of grant thornton llp as the company's independent registered public accounting firm for the fiscal year ending january 31, 2026 (fiscal year 2025). Note: at their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any postponement or adjournment thereof. For for for for for for